UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 19, 2019

Citigroup Commercial Mortgage Trust 2019-C7

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001794303)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 19, 2019 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2019-C7, Commercial Mortgage Pass-Through Certificates, Series 2019-C7 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class 805A, Class 805B, Class 805C, Class 805D and Class 805H Certificates (collectively, the “805 Third Avenue Loan-Specific Certificates” or, the “Loan-Specific Certificates”) and (iv) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $978,242,611, were sold to Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft Capital”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and together with CGMI, Academy, Bancroft Capital and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 12, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, Academy, Bancroft Capital, Drexel and Siebert Williams are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated December 6, 2019, and by the Prospectus, dated December 12, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $160,904,959, were sold to CGMI, Academy, Bancroft Capital, Drexel and Siebert Williams (together with CGMI, Academy, Bancroft Capital and Drexel in such capacity, the “Pooled Initial Purchasers”), pursuant to a Purchase Agreement, dated as of December 12 2019, between the Depositor and the Pooled Initial Purchasers. All of the 805 Third Avenue Loan-Specific Certificates, having an aggregate initial principal amount of $125,000,000, were sold to CGMI (in such capacity, the “805 Third Avenue Loan-Specific Initial Purchaser”, and collectively with the Pooled Initial Purchasers, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of December 10, 2019, between the Depositor and the 805 Third Avenue Loan-Specific Initial Purchaser. The Private Certificates, the 805 Third Avenue Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2019-C7 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) 55 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 113 commercial, multifamily and manufactured housing community properties and (ii) and one subordinate trust companion loan (the “Trust Subordinate Companion Loan”) which will generally be the sole source of payment on the Loan-Specific Certificates. The Mortgage Loans (and the Trust Subordinate Companion Loan, in the case of CREFI) were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2019 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor, Ladder Capital Finance LLC (“LCF”), Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, (iii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “RMF Mortgage Loan Purchase Agreement”), between the Depositor and RMF, and (iv) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “SMC Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement and the RMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
490-504 Myrtle Avenue	4.6	N/A
650 Madison Avenue	4.7	4.2
805 Third Avenue	4.8	N/A
405 E 4th Avenue	4.9	N/A
Harvey Building Products	4.10	4.3
Austin Landing Mixed-Use	4.11	4.4
Giant Anchored Portfolio	4.12	N/A
Alrig Portfolio	4.13	N/A
Park Central Tower	4.14	N/A
Shoppes at Parma	4.15	N/A
Wells Fargo Place	4.16	4.5

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Loan by the Depositor from CREFI, LCF, RMF and SMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,155,230, were approximately $1,277,987,705. Of the expenses paid by the Depositor, approximately $490,022 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,211,511 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated December 12, 2019. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

SMC, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Pooled Certificates through (i) the purchase by Starwood Conduit CMBS Vertical Retention I LLC (the “Vertical MOA”), a “majority-owned affiliate” (as defined in Regulation RR) of SMC, on the Closing Date, of an “eligible vertical interest” (as defined in Regulation RR) (referred to herein as the “VRR Interest”), representing approximately 3.7484% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each class of Pooled Certificates, and (ii) the purchase by Starwood

CMBS Horizontal Retention CGCMT 2019-C7 LLC (the “Horizontal MOA”), a “majority-owned affiliate” (as defined in Regulation RR) of SMC, on the Closing Date, of an “eligible horizontal residual interest” (as defined in Regulation RR) which will consist of the Class J-RR and Class K-RR Certificates (excluding the portion comprising the VRR Interest) (referred to herein as the “HRR Interest”), representing approximately 1.2841% of the aggregate fair value of all ABS Interests (consisting of the Pooled Certificates), as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles.

The HRR Interest was sold to Horizontal MOA for approximately $15,033,388 (representing approximately 1.2841% of the aggregate fair value, as of the Closing Date, of all the Pooled Certificates issued by the Issuing Entity, based on actual sale prices and finalized tranche sizes). The VRR Interest represents approximately 3.7484% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Pooled Certificates. Given that the aggregate Certificate Balance, Notional Amount or Percentage Interest, as applicable, of all Pooled Certificates that as of the Closing Date comprise a part of the VRR Interest and that will be retained by the Vertical MOA on the Closing Date represents approximately 3.7484% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Pooled Certificates, the Retaining Sponsor is required to retain an “eligible horizontal residual interest” with a fair value as of the Closing Date of at least $14,652,402 (representing approximately 1.25158% of the aggregate fair value, as of the Closing Date, of all Pooled Certificates (including the VRR Interest)), excluding accrued interest.

CREFI, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the 805 Third Avenue Loan-Specific Certificates by the purchase on the Closing Date and holding by a third party purchaser contemplated by Rule 7 of Regulation RR, in accordance with credit risk retention requirements of Section 15G of the Exchange Act, as added by Section 941 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder applicable to the securitization transaction constituted by the issuance of the 805 Third Avenue Loan-Specific Certificates.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MAD 2019-650M TSA
Exhibit 4.3	Benchmark 2019-B14 PSA
Exhibit 4.4	Benchmark 2019-B15 PSA
Exhibit 4.5	MSC 2019-L3 PSA
Exhibit 4.6	490-504 Myrtle Avenue Co-Lender Agreement
Exhibit 4.7	650 Madison Avenue Co-Lender Agreement
Exhibit 4.8	805 Third Avenue Co-Lender Agreement
Exhibit 4.9	405 E 4th Avenue Co-Lender Agreement
Exhibit 4.10	Harvey Building Products Co-Lender Agreement
Exhibit 4.11	Austin Landing Mixed-Use Co-Lender Agreement
Exhibit 4.12	Giant Anchored Portfolio Co-Lender Agreement
Exhibit 4.13	Alrig Portfolio Co-Lender Agreement
Exhibit 4.14	Park Central Tower Co-Lender Agreement
Exhibit 4.15	Shoppes at Parma Co-Lender Agreement
Exhibit 4.16	Wells Fargo Place Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 19, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 19, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 19, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 12, 2019, which such certification is dated December 19, 2019
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	LCF Mortgage Loan Purchase Agreement
Exhibit 99.3	RMF Mortgage Loan Purchase Agreement
Exhibit 99.4	SMC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2019	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2019-C7 – Form 8-K (Closing)